U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 15, 2004

                           CTI INDUSTRIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

Illinois                         0-23115                     36-2848943
(State or Other                  (Commission                 (IRS Employer
Jurisdiction                     File Number)                Identification No.)
Incorporation)


     22160 North Pepper Road, Barrington, IL                 60010
     (Address of Principal Executive Offices)                (Zip Code)

                                 (847) 382-1000
              (Registrant's Telephone Number, including Area Code)


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Item No. 7 - Exhibit

      (c)   The following exhibit is attached hereto:

      Exhibit No.       Exhibit
      -----------       -------

      99 Press Release dated April 15, 2004, captioned: "CTI Industries Corporation Reports 2003 Financial Results"

Item No. 12 - Results of Operations and Financial Condition

      On April 15, 2004, CTI Industries Corporation issued a press release reporting earnings and other financial results for the year ending December 31, 2003. A copy of the Press Release is attached as Exhibit 99.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CTI Industries Corporation
                                             (Registrant)


Date: April 16, 2004                  By: /s/ Howard W. Schwan
                                          ------------------------------
                                          Howard W. Schwan, President


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